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                                                                    Exhibit 99.7
                                                                    ------------

                        [Exhibit H to Merger Agreement]
                         ---------


                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                               ITC/\DELTACOM, INC.

                                   ARTICLE 1
                                    Offices

     Section 1.01. Registered Office. The registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, Delaware 19805, in the county of New Castle. The name of its registered agent at such address is Corporation Service Company.

     Section 1.02. Other Offices. The Corporation may also have offices at such other places both in and outside the State of Delaware as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

                                   ARTICLE 2
                              Stockholders Meetings

     Section 2.01. Places of Meetings. All meetings of stockholders shall be held at such place or places in or outside of the State of Delaware as shall be designated from time to time by the Board of Directors, the Chairman of the Board, the chief executive officer or the president, and stated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Delaware. Notwithstanding the foregoing, such persons may determine that the meeting shall not be held at any place, but may instead be held by means of remote communication.

     Section 2.02. Annual Meetings. The Corporation shall hold a meeting of stockholders each year for the election of directors and the transaction of such other business as may properly come before the meeting at such date and time as may be designated by the Board of Directors, the Chairman of the Board, the chief executive officer or the president. Unless otherwise provided by law, the Restated Certificate of Incorporation of the Corporation (as amended from time to time, and including any Certificate of Designation relating to any series of Preferred Stock, the "Restated Certificate of Incorporation") or these Bylaws, notice of the time and place of the annual meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the date thereof.

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     Section 2.03.  Special Meetings. In addition to the rights of any stockholder or group of stockholders as specified in the Restated Certificate of Incorporation to call a special meeting of the stockholders of the Corporation, a special meeting of the stockholders of the Corporation may be called at any time by (i) the chief executive officer, (ii) the Chairman of the Board, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the authorized number of directors (without regard to vacancies) or (iv) until the termination of the Governance Agreement (as defined in Section 2.09), the secretary of the Corporation as soon as reasonably practicable following the request in writing of stockholders holding of record at least 35% of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote at such meeting (including, for the avoidance of doubt, the 8% Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") and the 8% Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") of the Corporation), but such special meeting may not be called by any other person or persons. Except as otherwise provided in the Restated Certificate of Incorporation with respect to a meeting of the holders of the Series A Preferred Stock or Series B Preferred Stock, notice of the date, time, place and specific purpose or purposes for which such meeting is called shall be given to each stockholder entitled to vote thereat not less than ten
(10) nor more than sixty (60) days prior to the date thereof. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 2.04. Voting. At all meetings of stockholders, each stockholder entitled to vote shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question, subject to any voting powers, restrictions or qualifications set forth in the Restated Certificate of Incorporation. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

     Section 2.05. Quorum; Voting. Except as otherwise provided by law, the Restated Certificate of Incorporation or these Bylaws, at any stockholders meeting, a majority of the voting power of the shares of stock outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority of the voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.10 of this Article 2 until a quorum shall attend. When a quorum is present at any meeting, the affirmative vote of the holders of a

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majority of the voting power of the outstanding shares of stock entitled to vote thereon, present in person or by proxy, shall decide any question brought before such meeting unless such question is one upon which a different vote is required by express provision of the Restated Certificate of Incorporation, these Bylaws, the rules, regulations or practices of the National Association of Securities Dealers, Inc., The NASDAQ Stock Market, Inc. or any stock exchange or interdealer quotation system applicable to the Corporation or its securities (such rules, regulations or practices, "Stock Exchange Rules"), or any law or other rule or regulation applicable to the Corporation, in which case such express provision shall govern. Where a separate vote by class or series or classes or series is required with respect to any matter, the holders of shares representing a majority of the voting power of the shares outstanding and entitled to vote with respect to that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Where a separate vote by a class or series or classes or series is required with respect to any matter and a quorum is present at any such meeting, that matter shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of shares representing a majority of the voting power of the outstanding shares of such class or series or classes or series, entitled to take action with respect to that vote on that matter, who are present in person or represented by proxy, unless such question is one upon which a different vote is required by express provision of the Restated Certificate of Incorporation, these Bylaws, Stock Exchange Rules or any law or other rule or regulation applicable to the Corporation, in which case such express provision shall govern.

     Section 2.06. Inspectors of Election; Opening and Closing the Polls. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated as alternative inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their

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determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

     Section 2.07. List of Stockholders. At least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder, shall be prepared by the secretary. Such list shall be open for examination by any stockholder, for any purpose germane to the meeting, as required by applicable law. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at such meeting.

     Section 2.08. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting of stockholders shall have the right and authority to convene and to adjourn the meeting and to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The

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chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if such chairman should so determine, such chairman shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered.
Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     Section 2.09. Notice of Stockholder Business and Nominations. Subject to the provisions of the Restated Certificate of Incorporation and the Governance
Agreement dated as of [     ], 2003 among the Corporation and the other parties
thereto (as amended from time to time, the "Governance Agreement", it being understood that each reference in these Bylaws to the Governance Agreement shall be null and void and have no further force and effect following the termination of the Governance Agreement in accordance with its terms), to be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder's notice must be delivered to or mailed and received by the secretary of the Corporation not less than sixty (60) days prior to the meeting; provided that in the event less than seventy-five (75) days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by such stockholder must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the secretary shall set forth the following:

     (a) the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

     (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

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     (c)  if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

     (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if the nominee had been nominated, or intended to be nominated, or if the matter had been proposed, or intended to be proposed, by the Board of Directors; and

     (e) if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

     The Corporation may require any proposed nominee to furnish such other information as it may reasonably require in order to determine the eligibility of such proposed nominee to serve as a director of the Corporation. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

     Notwithstanding the foregoing provisions of this Section 2.09, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09. Nothing in this Section
2.09 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act, of 1934, as amended, (ii) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Restated Certificate of Incorporation or (iii) of parties to the Governance Agreement pursuant to the terms thereof, and this
Section 2.09 shall not apply to nominations of directors pursuant to Section 4.1 or 4.3 of the Governance Agreement.

     Section 2.10. Adjournments. Any annual or special meeting of stockholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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                                   ARTICLE 3
                               Board of Directors

     Section 3.01. Number and Qualification. The authorized number of directors that shall constitute the full Board of Directors of the Corporation shall be fixed from time to time as provided in or in the manner provided for in the Restated Certificate of Incorporation; provided that, after [ ], 2005 [15 months after closing] and for so long as Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII"), WCAS Capital Partners III, L.P. ("WCAS CP III" and together with WCAS VIII, "WCAS") and their respective "Affiliates" (as defined in the Governance Agreement) beneficially own Voting Securities (as defined in the Governance Agreement) representing a majority of the outstanding Primary Voting Power (as defined in the Governance Agreement), upon delivery to the Corporation by WCAS of written notice, the number of directors constituting the entire Board of Directors shall, automatically and without further action by any party, be increased to the number specified in such notice; provided further that such
number shall not exceed fifteen (15) prior to [     ], 2006 [3 years after
closing] (any new directorships created as a result of an increase in the size of the Board of Directors pursuant to this proviso being referred to herein as the "New Directorships"). Directors need not be stockholders of the Corporation.

     Section 3.02. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall have all the powers authorized by the laws of the State of Delaware, subject to such limitations as may be provided by the Restated Certificate of Incorporation or these Bylaws. Except as otherwise expressly provided herein, in the Restated Certificate of Incorporation or by applicable law, the vote of the majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     The Chairman of the Board, when present, shall preside at all meetings of the stockholders and of the Board of Directors.

     Section 3.03. Compensation. The Board of Directors may from time to time by resolution authorize the payment of fees or other compensation to the directors for services as such to the Corporation, including, but not limited to, fees for attendance at all meetings of the Board of Directors or of the executive or other committees, and determine the amount of such fees and compensation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor in amounts authorized or otherwise approved from time to time by the Board of Directors.

     Section 3.04. Meetings and Quorum. Meetings of the Board of Directors may be held either in or outside of the State of Delaware. At all meetings of the

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Board of Directors, a majority of the then authorized number of directors shall constitute a quorum; provided, that on or prior to [insert date 15 months following closing], a quorum shall not be deemed present at any meeting of the Board of Directors unless either (i) one director designated for nomination by WCAS VIII or WCAS CP III pursuant to Section 4.1(b) of the Governance Agreement is present at such meeting or (ii) such meeting has previously been adjourned, in accordance with the immediately following sentence, for at least 24 hours. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     The first meeting of the Board of Directors after the election of directors shall be held immediately after the annual meeting of stockholders and at the same place, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Notice of special meetings shall be given to each director on 24 hours notice to each director personally or by mail, telegram, telephone or facsimile or other means of electronic transmission. Special meetings may be called by the Chairman of the Board, chief executive officer or president and shall be called by the president or secretary in the manner and on the notice set forth above upon the request of (a) a majority of the authorized number of directors (without regard to vacancies) or (b) until the termination of the Governance Agreement, any director elected by the holders of the Series A Preferred Stock or Series B Preferred Stock pursuant to the terms of the Restated Certificate of Incorporation.

     Section 3.05. Executive Committee. The Board of Directors may designate an Executive Committee to exercise, subject to applicable provisions of law and to the extent provided in the resolution of the Board of Directors appointing such committee or in any subsequent resolution, all the powers of the Board of Directors in the management of the business and affairs of the Corporation when the Board of Directors is not in session, including, without limitation, the power to declare dividends and to authorize the issuance of the Corporation's capital stock, and may, by resolution similarly adopted, designate one or more other committees, including such other committees as are specified in Section
3.06 of this Article 3. The Executive Committee shall consist of two or more directors of the Corporation and the composition of such committee shall be subject to the terms of the Governance Agreement. The Board of Directors may

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designate one or more directors as alternate members of the Executive Committee, who may replace any absent or disqualified member at any meeting of the Executive Committee. The members of the Executive Committee present at any meeting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Executive Committee shall keep written minutes of its proceedings and shall report such proceedings to the Board of Directors when required.

     A majority of the Executive Committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the Executive Committee in the manner provided for in Section 3.04 of this Article 3. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve the Executive Committee.

     Section 3.06.  Other Committees.

     (a) The Board of Directors shall appoint as standing committees, the members of which shall serve at the pleasure of the Board of Directors, a Compensation Committee, an Audit Committee and a Committee of Independent Directors. The Board of Directors shall also appoint as a standing committee a New Directors Committee as provided for in Section 5.02. The Board of Directors may appoint such other committees among the directors of the Corporation as it deems necessary and appropriate for the proper conduct of the Corporation's business and may appoint such officers, agents or employees of the Corporation to assist the committees of the Board of Directors as it deems necessary and appropriate. The composition of such other committees shall be determined in accordance with the terms of the Governance Agreement. Meetings of committees may be called by the chairman of the committee on 24 hours notice to each committee member given personally or by mail, telegram, telephone or facsimile or other means of electronic transmission and shall be called by the chairman of the committee in like manner and on like notice on the written request of a committee member. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     (b) One or more directors of the Corporation shall be appointed to act as a Compensation Committee. Any such member shall be a director who is not also an officer or employee of the Corporation or any of its subsidiaries and who does not have any other relationship which, in the opinion of the Board of Directors or as specified by applicable law or Stock Exchange Rules, would interfere with the exercise of such director's independent judgment in carrying out his responsibilities as a member of the Compensation Committee; provided that the composition of the Compensation Committee shall be determined in accordance

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with the terms of the Governance Agreement. The Compensation Committee shall be responsible for establishing salaries, bonuses and other compensation for designated executive officers of the Corporation and shall possess and may exercise such additional powers and authority as may be delegated to it by the Board of Directors from time to time. Vacancies in the membership of the Compensation Committee shall be filled by the Board of Directors.

     (c) One or more directors of the Corporation shall be appointed to act as an Audit Committee. Any such member shall be a director who is not also an officer or employee of the Corporation or any of its subsidiaries and who does not have any other relationship which, in the opinion of the Board of Directors or as specified by applicable law and Stock Exchange Rules, would interfere with the exercise of such director's independent judgment in carrying out his responsibilities as a member of the Audit Committee, and who shall have such other qualifications and meet such other requirements as shall be prescribed from time to time by applicable law and Stock Exchange Rules. The Audit Committee shall have general oversight responsibility with respect to the Corporation's financial reporting and, in connection therewith, shall possess and may exercise such powers and authority as may be delegated to it by the Board of Directors from time to time in accordance with applicable law and Stock Exchange Rules. Vacancies in the membership of the Audit Committee shall be filled by the Board of Directors.

     (d) One or more directors of the Corporation shall be appointed to act as a Committee of Independent Directors. The initial composition of such committee shall be as set forth by resolution of the Board of Directors promptly following the effective time of the merger pursuant to the Agreement and Plan of Merger dated as of July 2, 2003 among the Corporation, Business Telecom Corp., WCAS and each of the other persons and entities listed on the signature pages thereto and shall include those directors to be designated pursuant to the Governance Agreement. The composition of the Committee of Independent Directors shall, from time to time, be adjusted as contemplated by the Governance Agreement. The Committee of Independent Directors shall have and possess the full power of the Board of Directors in the oversight and regulation of those matters identified in the Governance Agreement that are subject to the review and approval of such Committee of Independent Directors, including without limitation, the right to enforce the Governance Agreement and other Transaction Agreements (as defined in the Governance Agreement) on behalf of the Corporation. Vacancies in the membership of the Committee of Independent Directors shall be filled by the Board of Directors in accordance with the terms of the Governance Agreement. In addition to any other requirement to amend this Section 3.06(d) under law or these Bylaws, the affirmative vote of a majority of the Committee of Independent Directors shall be required, in addition to the vote of the Board of Directors, for the Board of Directors to amend this Section 3.06(d).

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     A majority of the Committee of Independent Directors may determine its action and fix the time and place of its meetings. Notice of such meetings shall be given to each member of the Committee of Independent Directors in the manner provided for in Section 3.04 of this Article 3.

     Section 3.07. Conference Telephone Meetings. Any one or more members of the Board of Directors or any committee thereof may participate in meetings by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section 3.08. Action Without Meetings. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in accordance with applicable law.

                                   ARTICLE 4
                                   Officers

     Section 4.01. Titles and Election. The officers of the Corporation shall be the president, a secretary and a treasurer, who shall initially be elected as soon as convenient by the Board of Directors and thereafter, in the absence of earlier resignations or removals, shall be elected at the first meeting of the Board of Directors following the annual meeting of stockholders or at such other date and time as the Board of Directors shall determine. Each officer shall hold office at the pleasure of the Board of Directors except as may otherwise be approved by the Board of Directors, or until such officer's earlier resignation, removal under these Bylaws or other termination of employment. Any person may hold more than one office if the duties of such offices may be consistently performed by the same person, to the extent permitted by the laws of the State of Delaware.

     The Board of Directors, in its discretion, may also at any time elect or appoint a Chairman of the Board (who shall be a director), a chief executive officer, chief financial officer and one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the Board of Directors, except as may otherwise be approved by the Board of Directors, or until such officer's earlier resignation, removal or other termination of employment, and shall have such authority and shall perform such duties as shall be prescribed or determined from time to time by the Board of Directors or, if not so prescribed or determined by the Board of Directors, as the chief executive

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officer or the then senior executive officer may prescribe or determine. The
Board of Directors may require any officer or other employee or agent to give bond for the faithful performance of duties in such form and with such sureties as the Board of Directors may require.

     Section 4.02. Duties. Subject to such extension, limitations, and other provisions as the Board of Directors or these Bylaws may from time to time prescribe or determine, the following officers shall have the following powers and duties:

     (a) Chairman of the Board. The Chairman of the Board shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholder are carried into effect. The Chairman of the Board may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by laws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     (b) Chief Executive Officer. In the absence of the Chairman of the Board, or if no Chairman of the Board shall have been appointed, the chief executive officer (when present) shall preside at all meetings of the Board of Directors (provided the chief executive officer is also a director) and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The chief executive officer shall exercise the powers and authority and perform all of the duties commonly incident to such office and shall perform such other duties as the Board of Directors shall specify from time to time. The chief executive officer may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by laws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     (c) President. The president shall be charged with general supervision of the management and policy of the Corporation, subject to the authority of the chief executive officer. The president shall exercise the powers and authority and perform all of the duties commonly incident to such office and shall perform such other duties as the Board of Directors or the chief executive officer shall specify from time to time. The president may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by laws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

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

     (d) Chief Financial Officer. The chief financial officer shall have overall responsibility and authority for the management of the financial operations of the Corporation, subject to the authority of the chief executive officer and the Board of Directors. The chief financial officer may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by laws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     (e) Vice President. The vice president or vice presidents shall perform such duties as may be assigned to them from time to time by the Board of Directors or by the chief executive officer if the Board of Directors does not do so. In the absence or disability of the president, the vice presidents in order of seniority may, unless otherwise determined by the Board of Directors, exercise the powers and perform the duties pertaining to the office of president, except that if one or more executive or senior vice presidents has been elected or appointed, the person holding such office in order of seniority shall exercise the powers and perform the duties of the office of president.

     (f) Secretary. The secretary, or in the secretary's absence, an assistant secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors, give and serve all notices, attend to such correspondence as may be assigned to such officer, keep in safe custody the seal of the Corporation, and affix such seal to all such instruments properly executed as may require it, and shall have such other duties and powers as may be prescribed or determined from time to time by the Board of Directors or by the chief executive officer if the Board of Directors does not do so.

     (g) Treasurer. The treasurer, subject to the order of the Board of Directors, shall have the care and custody of the moneys, funds, valuable papers and documents of the Corporation (other than such officer's own bond, if any, which shall be in the custody of the chief executive officer or president), and shall have, under the supervision of the Board of Directors, all the powers and duties commonly incident to such office. The treasurer shall deposit all funds of the Corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the Board of Directors or by the chief executive officer or president if the Board of Directors does not do so. The treasurer may endorse for deposit or collection all checks, notes and similar instruments payable to the Corporation or to its order. The treasurer shall keep accurate books of account of the Corporation's transactions, which shall be the property of the Corporation and, together with all of the property of the Corporation in such officer's possession, shall be subject at all times to the inspection and control of the Board of Directors. The treasurer shall be subject in every way to the order of the Board of Directors, and shall render to the Board of Directors and the chief executive officer or president of the

Corporation, whenever they may require it, an account of all transactions and of the financial condition of the Corporation. In addition to the foregoing, the treasurer shall have such duties as may be prescribed or determined from time to time by the Board of Directors or by the chief executive officer if the Board of Directors does not do so.

     (h) Delegation of Authority. The Board of Directors may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

                                   ARTICLE 5
                           Resignations and Vacancies

     Section 5.01. Resignations . Any director or officer may resign at any time by giving notice thereof to the Board of Directors, chief executive officer, the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof, and unless otherwise specified therein, the acceptance of any resignation shall not be necessary to make it effective.

     Section 5.02.  Vacancies.

     (a) Directors. Any newly created directorship resulting from any increase in the authorized number of directors or any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall, subject to Section 4.3 of the Governance Agreement, be filled in the manner specified in the Restated Certificate of Incorporation; provided that, so long as WCAS and its Affiliates beneficially own Voting Securities representing a majority of the outstanding Primary Voting Power, any New Directorships and any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of a director who was nominated by WCAS pursuant to the Governance Agreement (each such director, a "WCAS Nominee") may be filled only by the New Directors Committee (as defined below) or the sole remaining director on such New Directors Committee or, if there are no remaining directors on such New Directors Committee, by the directors elected by the holders of the Series B Preferred Stock voting as a separate class pursuant to the certificate of designations of the Series B Preferred Stock. The WCAS Nominees (and any director succeeding any such WCAS Nominee following a vacancy on the Board resulting from death, resignation, disqualification, removal or other cause of such WCAS Nominee) shall be appointed to act as the sole members of a New Directors Committee of the Board. The New Directors Committee shall have the sole authority to fill any vacancy or newly created directorships described in the proviso to the first sentence of this Section 5.02(a).

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

     (b) Officers. The Board of Directors may at any time or from time to time fill any vacancy among the officers of the Corporation.

                                   ARTICLE 6
                                 Capital Stock

     Section 6.01. Certificate of Stock. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's capital stock shall be uncertificated shares. Notwithstanding the adoption of such a resolution by the Board of Directors, every stockholder shall be entitled to a certificate or certificates for shares of the capital stock of the Corporation in such form as may be prescribed or authorized by the Board of Directors, duly numbered and setting forth the number and kind of shares represented thereby. Such certificates shall be signed by the Chairman of the Board, if any, or the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary. Any or all of such signatures may be in facsimile if and to the extent authorized under the laws of the State of Delaware. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 6.02. Transfer of Stock. Shares of the capital stock of the Corporation shall be transferable only upon the books of the Corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer. If the Corporation has a transfer agent or agents or transfer clerk and registrar of transfers acting on its behalf, the signature of any officer or representative thereof maybe in facsimile. The Board of Directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars of transfer and may make or authorize the transfer agents to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

     Section 6.03. Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or

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

adjournment thereof, shall, unless otherwise required by law, not be less than ten (10) nor more than sixty (60) days before the date of such meeting; (ii) in the case of determination of stockholders entitled to express consent to corporate action without a meeting, shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (iii) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 6.04. Lost Certificates. In case of loss or mutilation or destruction of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the Board of Directors or by the chief executive officer or president if the Board of Directors does not do so. When authorizing such issuance of a new certificate, the Board of Directors or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the Board of Directors or such officer shall require and/or to give the Corporation a bond or indemnity, in such sum or on such terms and conditions as the Board of Directors or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

     Section 6.05. Stockholders of Record. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or

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

other notice thereof, except as otherwise may be provided by the General Corporation Law of the State of Delaware.

                                   ARTICLE 7
                    Fiscal Year, Bank Deposits, Check, Etc.

     Section 7.01. Fiscal Year. The fiscal year of the Corporation shall commence or end at such time as the Board of Directors may designate.

     Section 7.02. Bank Deposit, Checks, Etc. The funds of the Corporation shall be deposited in the name of the Corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the Board of Directors, or by such officer or officers as the Board of Directors may authorize to make such designations.

     All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by such person or persons as may be designated from time to time by the Board of Directors. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.

                                   ARTICLE 8
                               Books and Records

     Section 8.01. Place of Keeping Books. Unless otherwise expressly required by applicable law, the books and records of the Corporation may be kept outside of the State of Delaware.

     Section 8.02. Examination of Books. Except as may otherwise be provided by applicable law, the Restated Certificate of Incorporation or these Bylaws, the Board of Directors shall have power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the Corporation except as prescribed by applicable law or authorized by express resolution of the Board of Directors.

                                   ARTICLE 9
                                    Notices

     Section 9.01. Manner of Notice. Except as otherwise provided in these Bylaws or permitted by applicable law, notices to directors and stockholders shall

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

be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Notice to directors also may be given personally or by telegram, telephone or facsimile or other means of electronic transmission.

     Section 9.02. Waivers. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in a waiver of notice.

                                   ARTICLE 10
                                      Seal

     The corporate seal of the Corporation shall be in such form as the Board of Directors shall approve. The seal maybe used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   ARTICLE 11
                               Powers of Attorney

     The Board of Directors may authorize one or more of the officers of the Corporation to execute powers of attorney delegating to named representatives or agents the power to represent or act on behalf of the Corporation, with or without power of substitution.

     In the absence of any action by the Board of Directors, the chief executive officer, president, any vice president, the secretary or the treasurer of the Corporation may execute for and on behalf of the Corporation waivers of notice of meetings of stockholders and proxies for such meetings in any company in which the Corporation may hold voting securities.

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

                                   ARTICLE 12
                   Indemnification of Directors and Officers

     Section 12.01. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 12.03 of this
Article 12, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of the Corporation.

     Section 12.02. Prepayment of Expenses. The Corporation shall, to the fullest extent permitted by law, pay the reasonable expenses (including reasonable attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this
Article 12 or otherwise.

     Section 12.03. Claims. If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article 12 is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

     Section 12.04. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 12 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision

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

of the Restated Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or of disinterested directors, or otherwise.

     Section 12.05. Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

     Section 12.06. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 12 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

     Section 12.07. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person's status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of applicable law.

     Section 12.08. Other Indemnification and Prepayment of Expenses. This
Article 12 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

                                   ARTICLE 13
                                   Amendments

     Subject to Section 3.06(d) of these Bylaws, these Bylaws may be altered, amended or repealed, and new Bylaws may be made, by the affirmative vote of a majority of the directors then in office. Any Bylaw adopted by the Board of Directors may be amended or repealed by the stockholders, and the stockholders may adopt new Bylaws.

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

     The foregoing Amended and Restated Bylaws of the Corporation were adopted by the Board of Directors effective ____________, 2003.


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

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